Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Lithium Americas Corp. (the “Company”) for the period ended December 31, 2023, as amended by the Amendment No. 1 on Form 20-F/A filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Jonathan Evans, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the best of his knowledge and belief:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan Evans
Jonathan Evans
Chief Executive Officer

Dated: March 22, 2024